Exhibit 10.1

AMENDMENT AGREEMENT

This Agreement, dated January  24, 2009 (this “Agreement”), by and among Gulf Resources, Inc, a Delaware corporation (the “Company”), Shouguang City Haoyuan Chemical Company Limited (“SCHC”), a subsidiary of the Company, , China Finance, Inc (“China Finance”), Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation (“Shenzhen Hua Yin”), a subsidiary of China Finance, Top King Group Limited (“Top King”), Billion Gold Group Limited (“Billion Gold”), Topgood International Limited (“Topgood” and together with Top King and Billion Gold, are sometimes referred to herein as the “Holders”) .

RECITALS

WHEREAS, Shenzhen Hua Yin has previously advanced certain non-interest bearing loans denominated in Chinese renminbi to the Company (as further specified in Schedule A attached hereto) in the aggregate principal amount equal to $21,287,493 (the “Loans”), of which $3,000,000 is payable in May 2009, and the remaining $18,287,493 is payable no earlier than January 2011;

WHEREAS, China Finance Shenzhen Hua Yin and the Company have reached a mutual agreement that in lieu of repayment of the Loans, the Company shall issue an aggregate of 21,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0005 per share (the “Common Stock”), in full satisfaction of all amounts due and owing under the Loans; and

WHEREAS, China Finance and Shenzhen Hua Yin have advised the Company that it has transferred, or will transfer all of its right, title and interest in the Loans to three non-affiliate companies  of China Finance and Shenzhen Hua Yin: Top King, Billion Gold and Topgood, in the aggregate;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.
Repayment of the Loans.  The parties hereto agree that in full payment and satisfaction of the Loans and in lieu of repayment in cash of the Loans, the Loans shall be converted into 21,000,000 shares of Common Stock.  Upon written confirmation from China Finance and Shenzhen Hua Yin of the transfer of the Loans to the Holders, the Company shall issue to each of Top King, Billion Gold and Topgood such number of the Shares as set forth opposite such Holder’s name on Schedule B attached hereto.  Upon the issuance of the Shares, the Loans shall be deemed paid in full and shall be forthwith cancelled.

2.	Investment Representations. Each of Top King, Billion Gold and Topgood, severally and not jointly, make the following representations to the Company with respect to the acquisition of the Shares:

(a)           Each Holder is (i) either  an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”),or is a “non-U.S.Person,” as that term in defined in Regulation S under the Securities Act ; (ii) has such knowledge, skill and experience in business and financial matters, based on actual participation, and is capable of evaluating the merits and risks of an investment in the Company and the suitability thereof as an investment for the Holder; (iii) has received such documents and information as it has requested and has had an opportunity to ask questions of representatives of the Company concerning the terms and conditions of the investment proposed herein, and such questions were answered to the satisfaction of Holder; and (iv) is in a financial position to hold the Shares for an indefinite time and is able to bear the economic risk and withstand a complete loss of its investment in the Company.

(b)           Each Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer.

(c)           Each Holder is acquiring the Shares for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.

(d)           Each Holder understands that the Shares have not been registered under applicable state or federal securities laws, and is acquiring the Shares pursuant to an exemption from the registration requirements of the Securities Act.  The Holder further understands that the Company has no obligation to register the Shares under the Securities Act at any time.

(e)           Each holder understand the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Each such Holder acknowledges that it is familiar with Rule 144 of the rules and regulations, as amended, of the Securities and Exchange Commission, , promulgated pursuant to the Securities Act (“Rule 144”).

(f)           Each Holder understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the applicability of such exemptions and the suitability of such Holder to acquire the Shares.

(g)           Each Holder understands that the stock certificates evidencing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws:

“THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

3.
Restrictions on the Transfer of the Shares: Each of Top King, Billion Gold and Topgood shall retain all rights of ownership in the Securities, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof.

4.	Miscellaneous.

a.      Entire Agreements.  This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, supersedes all prior agreements, memorandums of cooperation or understanding with respect to the Loans advanced to the Company and the subject matter covered hereby, whether oral or in writing entered into by the Company, Shenzhen Hua Yin and/or its affiliates, all of which are merged herein. .

b.      Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

c.      No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

d.      Governing Law.  This Agreement and the rights and obligation of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of relevant laws principles.

e.      Counterparts.  This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

GULF RESOURCES, INC.

By: ______________________
Name:
Title

Shouguang City Haoyuan Chemical Company Limited,

BY: ______________________

Name:

Title

Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation By: ______________________
Name:
Title

TOP KING GROUP LIMITED

For and on behalf of
TOP-KING GROUP LIMITED

By: ______________________
Name:
Title

Authorised S...

BILLION GOLD GROUP LIMITED

For and on behalf of
BILLION GOLD GROUP LIMITED

By: ______________________
Name:
Title

Authorised Signature(s)

TOPGOOD INTERNATIONAL LIMITED

For and on behalf of
TOPGOOD INTERNATIONAL LIMITED

By: ______________________
Name:
Title

Authorised Signature(s)

4

SCHEDULE A

Statement

Shouguang City Haoyuan Chemical Company Limited, a subsidiary of Gulf Resources, Inc borrowed $21,287,493 from our company. The borrowing dates are listed as below:

1. April 2, 2007: RMB15, 000,000

2. May 15, 2007: RMB 20, 000,000

3. June 27, 2007: RMB 10,000,000

4. October 19, 2007: RMB 15,000,000

5. October 22, 2007: RMB 25,000,000

6. January 8, 2008: RMB 20,000,000

7. January 10, 2008: RMB 20,000,000

8. February 14, 2008: $3,000,000

Our company represents hereby that the foregoing loans are as a part of the prepaid investments. Shouguang City Haoyuan Chemical Company Limited is not required to repay the loans in a short period, nor is it required to pay interests associated with the loans.

Shenzhen Hua Yin Guaranty and Investment Limited Liability Corporation

January 19, 2008

(Sealed by Company Chop of
Shenzhen Hua Yin Guaranty
                                                    and Investment Limited Liability Corporation)

SCHEDULE B

Holder Name and Address for Delivery of Shares	Loan Amount	Number of Shares Issuable	Tax-ID Number (if applicable)

TOP KING GROUP LIMITED Attn: Xia Yang No.1187-17 Huangshi Road, Huangshigang, Huangshigang District, Huangshan City, Hubei Province, China	$6,000,000	6,000,000	N/A
BILLION GOLD GROUP LIMITED Attn: Xiyou Xu No.41, Huajia Thorpe, Fenghuang Village , Tingzu Township, Echeng District, Ezhou City, Hubei Province, China	$8,000,000	8,000,000	N/A
TOPGOOD INTERNATIONAL LIMITED Attn: Lixian Xu No.48, Huajia Thorpe, Fenghuang Village , Tingzu Township, Echeng District, Ezhou City, Hubei Province, China	$7,000,000	7,000,000	N/A